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Chicago, IL 60606-4302
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Supplement to Statement of Additional Information dated March 1, 2025

June 20, 2025
On June 18, 2025, the Board of Trustees of Harbor Funds II (the “Trust”) appointed Howard M. Reich as Treasurer of the Trust, effective July 1, 2025. As of July 1, 2025, John Paral will no longer serve as Treasurer of the Trust, and all references to him in the Statement of Additional Information will be removed.

Effective July 1, 2025, the “Trustees and Officers” table is hereby revised to include the following:
Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Howard M. Reich (1983) Treasurer	Since 2025
Senior Vice President – Head of Fund Administration and Analysis (2025-Present), Harbor Capital Advisors, Inc.;
Treasurer (2025-Present), Harbor Funds; Treasurer (2025-Present), Harbor ETF Trust; Treasurer (2025-Present), Harbor
Funds II; and Vice President and Assistant Controller, Harris Associates L.P. (2015-2025).

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
Investors Should Retain This Supplement For Future Reference
S0625.SAI.HFII